                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

                                          [_]CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                   COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          BOLT TECHNOLOGY CORPORATION
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
   22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                          BOLT TECHNOLOGY CORPORATION

                                FOUR DUKE PLACE
                           NORWALK, CONNECTICUT 06854
                                 (203) 853-0700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 14, 1995

To the Stockholders of Bolt Technology Corporation:

  Notice is Hereby Given that the Annual Meeting of Stockholders of BOLT TECHNOLOGY CORPORATION, a Connecticut corporation, (the "Company"), will be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 14, 1995, at 10:00 A.M. for the following purposes:

    1. To elect two directors to hold office for a term of three years and until their successors are elected and shall qualify;

    2. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on October 6, 1995 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or adjournments thereof.

  Stockholders are urged to date, sign and return the enclosed form of proxy at their earliest convenience, even if they plan to attend the meeting. A return envelope is enclosed for this purpose which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                                 Alan Levy,
                                                  Secretary

Dated: October 16, 1995

                          BOLT TECHNOLOGY CORPORATION
                                FOUR DUKE PLACE
                           NORWALK, CONNECTICUT 06854
                                 (203) 853-0700

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 14, 1995

                               ----------------

  The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Bolt Technology Corporation (the "Company") to be held at The Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, on Tuesday, November 14, 1995, at 10:00 A.M., and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the form of proxy will be first given or mailed to stockholders is October 16, 1995.

  Only stockholders of record of the Company's Common Stock, without par value, at the close of business on October 6, 1995, will be entitled to vote at the meeting. At that date there were issued and outstanding 4,971,431 shares of Common Stock, the holders of which are entitled to one vote per share on all matters.

  A quorum for the Annual Meeting of Stockholders shall consist of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy.

  Any stockholder giving a proxy is empowered to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder may still attend the meeting and vote in person, regardless of whether he has previously given a proxy, but presence at the meeting will not revoke his proxy unless such stockholder votes in person.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities. The following is the only person known to the Company or its management who beneficially owned as of October 6, 1995 more than five percent of any class of the Company's voting securities, other than directors (see below):

                                  SHARES OF
                                 COMMON STOCK
         NAME AND ADDRESS OF     BENEFICIALLY PERCENT
          BENEFICIAL OWNER          OWNED     OF CLASS
         -------------------     ------------ --------
      Estate of John F. Gilbert
      c/o Union Trust Company
      210 Main Street
      Danbury, CT 06813            314,525      6.3

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth all equity securities of the Company beneficially owned as of October 6, 1995 by (i) each director and nominee (ii) each executive officer named in the Summary Compensation Table (iii) all directors and executive officers as a group. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to the Common Stock.

                                  SHARES OF                             PERCENT
                                 COMMON STOCK     OPTIONS                  OF
               NAME                OWNED(1)    EXERCISABLE(2)   TOTAL   CLASS(3)
               ----              ------------  -------------- --------- --------
   Stephen Chelminski...........   246,123         16,000       262,123    5.3
   John H. Larson...............    20,200(4)         --         20,200     *
   Alan Levy....................    38,770(5)      26,000        64,770    1.3
   Bernard Luskin...............       200            --            200     *
   Robert M. Manning............   387,494            750       388,244    7.8
   Joseph Mayerick, Jr. ........    40,510(5)      26,000        66,510    1.3
   Lloyd F. Pierce..............    25,250          1,500        26,750     *
   Gerald A. Smith..............    16,250          6,000        22,250     *
   Raymond M. Soto..............   112,960         62,000       174,960    3.5
   All Executive Officers and
    Directors
    As a Group..................   887,757        138,250     1,026,007   20.1

--------
(1) Includes 5,232 shares, 5,000 shares, 4,000 shares, 10,000 shares and 1,875 shares held by the wives of Messrs. Chelminski, Larson, Pierce, Smith and Soto, respectively, or an aggregate of 26,107 shares owned by the wives of all directors and officers as a group, as to which such directors and officers disclaim beneficial ownership.
(2) Represents shares subject to stock options granted under the Company's stock option plan which officers and directors may acquire within 60 days upon exercise of stock options.
(3) The percentages represent the total of shares listed in columns (1) and
  (2) divided by the issued and outstanding shares of Common Stock as of October 6, 1995 plus where applicable all stock options granted to the individual or group, as appropriate, under the Company's stock option plans, which officers and directors may acquire within 60 days.
(4) Includes 7,500 shares, the voting power of which is shared with a family member.
(5) Represents shared voting power with a family member.

  The address of Messrs. Chelminski and Manning who each own more than 5% of the Company's Common Stock is Four Duke Place, Norwalk, Connecticut 06864.

* Less than 1%.

                             ELECTION OF DIRECTORS

  Under the Company's By-Laws, its directors are divided into three classes, each class to be elected at successive annual meetings for terms of three years. The Company's Board of Directors consists of eight members, all of whom are elected by the holders of the Common Stock. The two directors whose terms will expire at the 1995 Annual Meeting of Stockholders are John H. Larson and Bernard Luskin. These two directors have been nominated by the Board of Directors to stand for election at the 1995 Annual Meeting of Stockholders.

  At the Annual Meeting, the accompanying proxy, if properly executed and returned, will be voted (absent contrary instructions) in favor of electing as directors these two nominees. Should any one or both of these nominees become unable to accept nomination or election, which the Board of Directors has no reason to believe will be the case, the persons named in the enclosed form of proxy will vote for the election of such person or persons as the Board of Directors may nominate. The other persons listed below will continue in office as directors until the expiration of their terms and until their successors are duly elected and shall qualify.

  The following table sets forth the name, age, principal occupation for the past five years and directorships of each of the nominees for election as a director and of each of the incumbent directors of the Company.

 NAME, AGE AND POSITIONS,               BUSINESS EXPERIENCE             DIRECTOR
   IF ANY, WITH COMPANY                 DURING PAST 5 YEARS              SINCE
 ------------------------               -------------------             --------
Nominees for Term Expiring
 in 1998:
 John H. Larson, 65, Di-    Retired in April, 1989 as President and       1989
  rector                     Chief Executive Officer and Director of
                             Connecticut Energy Corporation and its
                             principal subsidiary. The Southern Con-
                             necticut Gas Company. Also, a Director of
                             Bay State Gas Co., an independent natural
                             gas distribution company.
 Bernard Luskin, 70,        Chairman of the Board and President for       1966
  Chairman of the Board      more than five years until his retirement
                             as President in July, 1990.
Directors Whose Term
 Expires in 1996:
 Joseph Mayerick, Jr., 53,  Senior Vice President--Marketing since No-    1993
  Senior Vice-               vember, 1991. Prior to November, 1991,
  President--Marketing and   Vice President--Sales for more than 5
  Director                   years.
 Gerald A. Smith, 49, Di-   President of Merchants Reporting Services,    1993
  rector                     Inc., a provider of valuation reports to
                             the banking and mortgage lending indus-
                             tries, since June, 1992. From June, 1991
                             to June, 1992 an independent business con-
                             sultant and prior to June, 1991 an execu-
                             tive officer for more than five years of
                             Marketing Corporation of America, Inc., a
                             diversified marketing services company.
 Lloyd F. Pierce, 76, Di-   Retired in 1983 as Vice Chairman, Peoples     1989
  rector                     Bank, Bridgeport, CT. Trustee of the
                             Wright Mutual Funds, Bridgeport, CT.

 NAME, AGE AND POSITIONS,              BUSINESS EXPERIENCE             DIRECTOR
   IF ANY, WITH COMPANY                DURING PAST 5 YEARS              SINCE
 ------------------------              -------------------             --------
Directors Whose Term
 Expires in 1997:
 Stephen Chelminski, 63,   A founder of the Company. Since July, 1990,   1962
  Director of Special Re-   part-time Director of Special Research and
  search and Development    Development Projects.
  Projects on a part-time
  basis and Director
 Robert M. Manning, 58,    A Director, Private Client Group, since Oc-   1991
  Director                  tober 1993, of Cowen & Co., an investment
                            firm. Prior to October 1993, a Special
                            Limited Partner of Cowen & Co.
 Raymond M. Soto, 56,      President and Chief Executive Officer since   1979
  President, Treasurer and  July, 1990.
  Director

  The two nominees are presently serving as directors of the Company. Both were elected by the stockholders at the annual meeting held on November 19, 1992.

INFORMATION ON COMMITTEES OF THE BOARD OF DIRECTORS

  During the fiscal year ended June 30, 1995, the Board of Directors held seven Board meetings and three Committee meetings. No director attended fewer than 75 percent of the total number of meetings of the Board and of the Committees of which he was a member. In addition to attending Board and Committee meetings, directors studied matters and documents affecting the Company and had numerous discussions with management at times other than the meetings.

  The standing committees of the Board of Directors include Audit and Executive Compensation Committees. The Board of Directors selects the nominees for election as directors.

  The Audit Committee monitors the activities of the Company's independent accountants, receives reports concerning the Company's internal accounting controls, reviews the fees to be paid to the Company's independent accountants, confers as to the financial statements when the audit is completed and reports on such activities to the full Board of Directors. Its members are Lloyd F. Pierce (Chairman), John H. Larson, Bernard Luskin, Robert M. Manning and Gerald
A. Smith. The Audit Committee held two meetings during the year.

  The Executive Compensation Committee oversees the Company's executive compensation programs and establishes its executive compensation policies. Its members are John H. Larson (Chairman), Bernard Luskin, Robert M. Manning, Lloyd
F. Pierce and Gerald A. Smith. The Executive Compensation Committee held one meeting during the year.

DIRECTORS' COMPENSATION

  In fiscal 1995, non-employee directors received a fee of $750 for attendance at each meeting of the Board of Directors except the Chairman of the Board who received a fee of $1,000 per meeting. Each non-employee director also received an annual directors fee of $2,000 and $250 for each committee meeting attended.

  The Company has a consulting agreement with Mr. Luskin, Chairman of the Board. The agreement is renewable annually and provides for a fee of $750 per month.

  Mr. Stephen Chelminski, a director of the Company, was paid $55,750 for his services as Director of Special Research and Development Projects for the year ended June 30, 1995.

  Under the Bolt Technology Corporation 1993 Stock Option Plan, each non-employee director receives, when elected as a director, an option to purchase 3,000 shares of the Common Stock of the Company subject to the terms and conditions of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Board of Directors recommends a vote "FOR" the nominees for director named herein. The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person, or represented by proxy, and entitled to vote at the meeting is required for the election of directors. For this purpose, a stockholder voting through a proxy who withholds authority to vote as to all nominees for election as directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect a negative vote.

                             EXECUTIVE COMPENSATION

  The following table sets forth, for the Company's last three fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer and each of the Company's other executive officers:

                           SUMMARY COMPENSATION TABLE

                                                      LONG TERM
                                ANNUAL COMPENSATION  COMPENSATION
                                -------------------- ------------
       NAME AND          FISCAL                      STOCK OPTION       ALL OTHER
  PRINCIPAL POSITION      YEAR  SALARY($)  BONUS($)   AWARDS(#)   COMPENSATION($)(1)(2)
  ------------------     ------ ---------- --------- ------------ ---------------------
Raymond M. Soto, Presi-
 dent,
Chief Executive Officer   1995   $185,000   $110,000    45,000           $3,244
 and Treasurer            1994    171,000    100,000    22,000            3,468
                          1993    141,474     60,000       --             3,616

Joseph Mayerick, Jr.
Senior Vice President--
 Marketing                1995    133,253     33,000    20,000              585
                          1994    124,138     30,000    12,000            1,152
                          1993    108,238     20,000       --               909
Alan Levy
Vice President--Finance
 and Secretary            1995    128,157     33,000    20,000            2,914
                          1994    118,876     30,000    12,000            1,713
                          1993    106,616     20,000       --             1,280

--------
(1) Includes matching contribution paid by the Company to the respective accounts of each named executive under the Company's 401(k) Savings Plan. The matching contributions made to the executive officers account for 1995 was as follows: Mr. Soto, $2,404 and Mr. Levy, $2,544. Mr. Mayerick did not participate in the savings plan.
(2) Includes the value of Company paid whole life insurance policies on the named executives, which policies are paid for by the Company and to which the named executive has the right to designate the beneficiary. The value of this benefit to the named individuals for 1995 was as follows: Mr. Soto, $840, Mr. Mayerick, $585 and Mr. Levy, $370.

COMPENSATION AGREEMENTS

  The Company has a Severance Compensation Plan which provides for special severance benefits to employees designated by the Board in the event of their termination, for whatever reason, during the 24-month period following the acquisition by any person or group of beneficial ownership of 30% of the Company's outstanding shares or change in the composition of the Board during any two-year period resulting in a majority turnover where election or nomination of the new directors was not approved by at least two-thirds of the directors then still in office who were directors at the beginning of such period. The benefit, which is payable within ten days of termination of employment, shall (as pre-designated by the Board) equal two or three times (i) current base salary, (ii) the average of such employee's bonuses in the three highest years during the five-year period prior to termination, and (iii) certain annual medical insurance premiums; provided, however, such total amount may not exceed the maximum amount that may be paid without incurring the adverse tax consequences imposed upon such benefits by the Internal Revenue Code (in general approximately 300% of the employee's average total compensation income for the five preceding calendar years). In certain circumstances, the Plan may be amended or terminated by the Board. The Board has designated 6 key employees to participate in this plan, including all of the individuals named in the Summary Compensation Table above.

OPTION GRANTS IN THE LAST FISCAL YEAR

  The following table provides information on option grants during fiscal 1995 to the named executive officers.

                               INDIVIDUAL GRANTS

                                               % OF
                                           TOTAL OPTIONS
                                            GRANTED TO    EXERCISE OR
                                OPTIONS    EMPLOYEES IN   BASE PRICE  EXPIRATION
              NAME            GRANTED (#) FISCAL YEAR (1)   ($/SH)       DATE
              ----            ----------- --------------- ----------- ----------
   Raymond M. Soto...........   20,000          20%          $1.00    11/14/1999
                                25,000          25%          $1.19     6/21/2000
   Joseph Mayerick, Jr.......   10,000          10%          $1.00    11/14/1999
                                10,000          10%          $1.19     6/21/2000
   Alan Levy.................   10,000          10%          $1.00    11/14/1999
                                10,000          10%          $1.19     6/21/2000

--------
(1)The Company granted options representing 99,000 shares to employees in fiscal year 1995.

STOCK OPTION EXERCISES AND HOLDINGS

  The following table sets forth information related to options exercised during 1995 by the Company's Chief Executive Officer and each of the Company's other executive officers, and the number and value of options held by such individuals at June 30, 1995.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                             NUMBER OF           VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                             SHARES                     AT FISCAL YEAR-END     AT FISCAL YEAR-END ($)(1)
                            ACQUIRED       VALUE     ------------------------- -------------------------
          NAME           ON EXERCISE(#) REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           -------------- ------------ ----------- ------------- ----------- -------------
Raymond M. Soto.........      --            --         62,000       25,000       $27,820        --
Joseph Mayerick, Jr. ...      --            --         26,000       10,000         9,940        --
Alan Levy...............      --            --         26,000       10,000         9,940        --

--------
(1) Based upon $1.19 per share, the market price of a share of common stock as of June 30, 1995, net of exercise prices that range from $0.50 to $1.19 per share. In all cases the exercise price equalled the market price of a share at the date of grant.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  Deloitte & Touche LLP, independent accountants, were selected by the Board of Directors in May 1995 to serve as the Company's independent accountants for the fiscal year ended June 30, 1995. The Board selects the Company's independent accountants upon recommendation of the Audit Committee. The Audit Committee is expected to make its recommendation for the year ending June 30, 1996 at a meeting to be held in March 1996.

  A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

  The Board of Directors does not know of any matters that may come before the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders and in this proxy statement. However, if any other matters properly come before the Annual Meeting of Stockholders, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

  The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by regular employees of the Company or others affiliated with the Company. The Company will not pay compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses in sending or forwarding proxy material to principals in obtaining their proxies.

  In order to be considered for inclusion in the Company's proxy statement and form of proxy for next year's Annual Meeting of Stockholders, any proposals by stockholders intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company on or before June 16, 1996.

  All stockholders are urged to execute, date and return promptly the enclosed form of proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

                                          By Order of the Board of Directors

                                                 Alan Levy,
                                                  Secretary

Norwalk, Connecticut
Dated: October 16, 1995

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          BOLT TECHNOLOGY CORPORATION

  The undersigned hereby appoints Alan Levy and Raymond M. Soto proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Bolt Technology Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held November 14, 1995 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


                  (up arrow) FOLD AND DETACH HERE (up arrow)


                                                  ANNUAL MEETING
 BOLT TECHNOLOGY CORPORATION                      OF STOCKHOLDERS

                                                  NOVEMBER 14, 1995, 10:00 A.M.

                                                  The Norwalk Inn &
                                                  Conference Center
                                                  99 East Avenue
                                                  Norwalk, Connecticut

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. ELECTION OF DIRECTORS         NOMINEES: John H. Larson and Bernard Luskin
   For all      WITHHOLD
   nominees     AUTHORITY        (INSTRUCTION: To withhold authority to vote
   listed       to vote for      for any individual nominee, write
   to the       all nominees     that nominee's name in the space below.)
   right        listed to        ----------------------------------------------
   (except      the right
   as marked
   to the
   contrary)

     [_]           [_]


2. To transact in their discretion such other business as may properly come before the meeting.


                                        Please sign exactly as name appears
                                        below. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee, or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated: __________________________ , 1995

                                        ----------------------------------------
                                                       (Signature)

                                        ----------------------------------------
                                                (Signature if held jointly)


       PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE.

                  (up arrow) FOLD AND DETACH HERE (up arrow)

                                ADMISSION TICKET


                               ANNUAL MEETING OF
                          BOLT TECHNOLOGY CORPORATION

                          TUESDAY, NOVEMBER 14, 1995
                                  10:00 A.M.
                      THE NORWALK INN & CONFERENCE CENTER
                                99 EAST AVENUE
                             NORWALK, CONNECTICUT